UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2017

Simlatus Corp.
(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification

175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company’s Telephone Number)
☐ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02  Non-Reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Pursuant to an order entered by the Public Company Accounting Oversight Board (“PCAOB”), entered on December 20, 2016, and correspondence received by the Company, from the Securities and Exchange Commission, on December 29, 2016, the Company was informed that the registration of the Company’s auditor, John Scrudato, CPA, as well as the registration of Mr. Scrudato’s firm, Scrudato & Company, PA was revoked.

The Company entered into an engagement agreement with Debra L Lindaman of DLL CPAS, LLC to act as the Company’s Auditor, on January 5, 2017, and shortly thereafter, the Company was informed by Ms. Lindaman that she would have to terminate the engagement due to staff shortage in her office.

Both the revocation of Mr. Scrudato’s registration and the engagement of Debra L Lindaman were disclosed in a Form 8-K, which the Company filed on January 5, 2017.

On January 23, 2017, the Company engaged Jayme L. McWidener, CPA of MAC ACCOUNTING GROUP, LLC as its independent public account firm.

The engagement of MAC ACCOUNTING GROUP, LLC was disclosed in a Form 8-K, which the Company filed on January 23, 2017.

Scrudato audited our Form 10-K Financial Statements for the year-end March 31, 2016, and he reviewed the Form 10-Q’s for the periods ending June 30, 2016, and September 30, 2016.

The Company’s Form10-Q for the period ending December 31, 2016, was filed on February 21, 2017, and was reviewed by MAC ACCOUNTING GROUP, LLC, but was unaudited.

During the auditing of the year-end for March 31, 2017, and for a re-audit of the year-end March 31, 2016 (due to the revocation of the registration of John Scrudato and his firm, Scrudato & Company), MAC ACCOUNTING GROUP, LLC found several discrepancies in the 2016 year-end financial statements, as well as the subsequent following three quarters.

The Company’s Form 10-K Financial Statement for the fiscal year end March 31, 2016, and the Form 10-Q’s for the subsequent three quarters, ending on June 30, 2016, September 30, 2016, and December 31, 2016, contained incorrect information.  Following the presentation of an accounting and valuation memo on June 26, 2017, the Company puts forth this Form 8-K stating that the financial statements filed for the year end 2016 and the three subsequent quarters contain incorrect information and should not be relied upon.

The Company has been working diligently to reconcile the financial statements and we will be filing our Form 10-K Financial Statements for the year-end March 31, 2017, with restated financial statements for the year ending March 31, 2016, as soon as is practicably possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2017

Simlatus Corporation

/s/Robert Stillwaugh
__________________________________
By: Robert Stillwaugh, CEO